Trustmark
Banking and Financial Solutions

People you trust. Advice that works.

KBW Regional Bank Conference
March 2, 2006

Keefe, Bruyette & Woods
Regional Bank Conference
Boston, MA
March 2, 2006

KBW Regional Bank Conference
March 2, 2006

Forward Looking Statements
Certain statements contained in this presentation are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, the ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark's filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

TENNESSEE
Little Rock
ARKANSAS
Huntsville
MISSISSIPPI
ALABAMA
Shreveport
Montgomery
TEXAS
LOUISIANA
Mobile
Baton Rouge
New Orleans
Houston

KBW Regional Bank Conference
March 2, 2006

➢
Corporate Infrastructure
•
Over 145 offices and 180 ATMs
•
Over 2,600 associates
•
Serving Florida, Mississippi,
Tennessee and Texas
	2005 As Reported	2005 w/out Katrina*
Net Income	$103 million	$113 million
ROE	13.68%	15.02%
ROA	1.25%	1.38%
Basic EPS	$1.82	$2.00
*See slide #26 for Non-GAAP Financial Disclosure
Corporate Profile
as of December 31, 2005
➢
Trustmark is an integrated
provider of banking and
financial solutions
•
$8.4 billion in total assets
•
$420 million in revenue

•
Investment Ratings
-
Moody’s:   A3
-
S&P:   BBB+

KBW Regional Bank Conference
March 2, 2006

Reasons to Invest in Trustmark
➢
Above Peer performance on mid cap banking metrics
➢
Major balance sheet restructuring
➢
Diversified business mix expanding into attractive
growth markets
➢
Discounted P/E valuation relative to Peers

Company Name	State	Total Assets ($ billions)	Market Value ($ billions)	Price/2006 Est Earnings
UMB Financial Corporation	Missouri	8.2	1.5	23.0
Hancock Holding Company	Mississippi	6.0	1.4	17.6
United Community Banks, Inc.	Georgia	5.9	1.1	17.0
Alabama National BanCorporation	Alabama	5.9	1.2	16.5
South Financial Group, Inc. (The)	South Carolina	14.3	2.0	16.5
Old National Bancorp	Indiana	8.5	1.5	16.3
Cullen/Frost Bankers, Inc.	Texas	11.7	3.0	16.3
Whitney Holding Corporation	Louisiana	10.1	2.1	16.1
Greater Bay Bancorp	California	7.1	1.4	16.0
Valley National Bancorp	New Jersey	12.4	2.7	15.9
Chittenden Corporation	Vermont	6.5	1.4	15.8
Fulton Financial Corporation	Pennsylvania	12.4	3.0	15.7
Pacific Capital Bancorp	California	6.9	1.7	15.7
Park National Corporation	Ohio	5.4	1.5	15.5
Bancorp South, Inc.	Mississippi	11.8	1.9	15.2
FirstMerit Corporation	Ohio	10.2	2.1	14.9
United Bankshares, Inc.	West Virginia	6.7	1.6	14.9
MB Financial, Inc.	Illinois	5.7	1.0	14.7
Trustmark Corporation	**Mississippi**	**8.4**	**1.7**	**14.5**
Susquehanna Bancshares, Inc.	Pennsylvania	7.5	1.1	14.2
Webster Financial Corporation	Connecticut	17.8	2.6	13.9
Sky Financial Group, Inc.	Ohio	15.7	2.9	13.9
First Midwest Bancorp, Inc.	Illinois	7.2	1.5	13.8
Citizens Banking Corporation	Michigan	7.8	1.2	13.8

KBW Regional Bank Conference
March 2, 2006

*Total Assets as of December 31, 2005
*Market Value and P/E multiples as of February 22, 2006
Peer Group
Discounted P/E Valuation Relative to Peers

2001	2002	2003	2004	2005	2005 Peer Median	TRMK 5 yr Avg	5 yr Avg Peer Median
Net Interest Margin (FTE)	4.31%	4.85%	4.11%	3.83%	3.84%	3.92%	4.19%	4.03%
Efficiency Ratio	51.77%	51.01%	51.13%	54.05%	56.24%	58.09%	52.84%	58.00%
Return on Average Equity	16.98%	17.93%	17.56%	16.08%	13.68%	12.33%	16.45%	14.31%
Return on Average Assets	1.59%	1.77%	1.60%	1.43%	1.25%	1.20%	1.53%	1.24%
Fee Income to Total Revenue	33.09%	32.68%	33.56%	31.03%	34.11%	26.24%	32.89%	27.46%
Gross Loans/Avg Earning Assets	66.97%	73.11%	71.33%	71.21%	77.84%	74.05%	72.09%	71.12%
Tangible Equity to Tangible Assets	8.74%	8.61%	7.33%	7.37%	7.00%	6.94%	7.81%	7.15%

KBW Regional Bank Conference
March 2, 2006

Source: SNL Financial
Key Ratios
Above Peer performance on mid cap banking metrics

2003	2004	2005
Net Loans	$4,991,449	$ 5,382,489	$6,000,786
Securities/Fed Funds	2,014,130	2,044,198	1,437,232
Total Earning Assets	7,005,579	7,426,687	7,438,018
Total Assets	7,691,095	8,175,333	8,251,302
Total Deposits	4,967,611	5,388,571	5,921,560
Borrowings	1,980,273	1,963,335	1,465,755
Equity	$ 690,705	$ 748,951	$ 751,111

KBW Regional Bank Conference
March 2, 2006

Major balance sheet restructuring, correct anticipation of flat yield curve
Balance Sheet
4th Qtr Average
($ in thousands)

$ Billions
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.3
4.6
4.8
5.3
5.8
6.0
2.1
1.7
1.9
2.1
1.6
1.4
2001
2002
2003
2004
2005
Q4-05
Loans
Securities

$ Billions
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.3
4.6
4.8
5.3
5.7
5.9
2.0
1.5
1.8
2.0
1.6
1.5
2001
2002
2003
2004
2005
Q4-05
Deposits
Borrowings

KBW Regional Bank Conference
March 2, 2006

Average Deposits and Borrowings
Average Loans and Securities

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Fed Funds
5 yr Trsy
10 yr Trsy
TRMK Avg NIM

KBW Regional Bank Conference
March 2, 2006

Year-End Historic Market Yields

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
5.1%
5.2%
4.8%
4.6%
4.7%
4.7%
2001
2002
2003
2004
2005
Q4-05
Loan Yield
Spread
Deposit Cost

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
3.9%
2.4%
2.3%
1.8%
0.9%
0.5%
2001
2002
2003
2004
2005
Q4-05
Security Yields
Spread
Borrowings

KBW Regional Bank Conference
March 2, 2006

Loan Spread
Security Spread

KBW Regional Bank Conference
March 2, 2006

	Principal Roll-off	Roll-off Yield
2006	$284.1	3.46%
2007	$272.9	3.51%
2008	$201.0	3.88%
Total Taxable Securities at December 31, 2005       $1,144
Average duration of taxable securities portfolio       2.2 years
Projected Taxable Securities Roll-off
($ in millions)

6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
7.7% CAGR
11.5%
4.1
4.4
4.6
5.0
5.4
6.0
2000
2001
2002
2003
2004
2005

KBW Regional Bank Conference
March 2, 2006

Loan Composition
as of December 30, 2005
Total Loans
4th Qtr Average
1-4 Family
34%
$2.1
Construction
9%
$0.5
Real Estate
18%
$1.1
Commercial
14%
$0.9
Consumer
15%
$0.9
Other
10%
$0.6
$ Billions
Loans

$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$65.9
$75.5
$74.8
$74.3
$64.8
$76.7
$18.2
$42.0
$37.9
$29.9
$27.5
$33.0
2000
2001
2002
2003
2004
2005
Allowance for Loan and Lease Losses (ALLL)
Non-Performing Assets (NPA)

	2000	2001	2002	2003	2004	2005
NPA/Total Loans + ORE	0.44%	0.93%	0.82%	0.59%	0.52%	0.56%
Net Charge Offs/Total Loans	0.25%	0.35%	0.33%	0.21%	0.12%	0.13%

KBW Regional Bank Conference
March 2, 2006

Katrina
$9.8M
Financial Performance
Credit Quality ($ in millions)

8.4% CAGR
9.9%
6.0
5.5
5.0
4.5
4.0
3.5
3.0
4.0
4.4
4.6
5.0
5.4
5.9
2000
2001
2002
2003
2004
2005

Savings 26% $1.6
CDs 36% $2.3
Interest Bearing Transaction 13% $0.8
Non Interest Bearing Transaction 25% $1.6

KBW Regional Bank Conference
March 2, 2006

Total Deposits
4th Qtr Average
Deposits Composition
As of December 30, 2005
$ Billions
Deposits

$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
9.7% CAGR
$0.51
$0.56
$0.62
$0.69
$0.77
$0.81
2000
2001
2002
2003
2004
2005

($ In Millions)	1998-2005
Net Income	$ 853.7
Cash Dividends	296.8
Share Repurchase Program	460.4
Cash Acquisitions	184.2

KBW Regional Bank Conference
March 2, 2006

Dividends Per Share
Capital Management

KBW Regional Bank Conference
March 2, 2006

	2005 Trustmark As Reported	2005 Trustmark w/out Katrina*	2005 Peer Median
ROE	13.68%	15.02%	12.33%
ROA	1.25%	1.38%	1.20%
Efficiency	56.24%	56.24%	58.09%
Tangible Equity/ Tangible Assets	7.00%	7.00%	6.94%
Price/2005 Earnings	16.5x (12/24)	15.0x (21/24)	16.5x
Price/2006 Estimate	14.5x (19/24)		15.7x
*See slide #26 for Non-GAAP Financial Disclosure
Source: SNL Financial and Company information
P/E Multiples based upon February 22, 2006 market data
Trustmark’s Market Valuation

KBW Regional Bank Conference
March 2, 2006

➢
MSA Demographics
•
Population – 465 thousand with 6.0% growth
from 2005-10
•
Median HHI – $44,803 with 15.5% growth
from 2005-10
•
Deposits – $7 billion
➢
Maintaining market dominance with 40
Commercial Relationship Managers
➢
2 new banking centers to open in Spring
2006, 1 to open in Spring 2007
County	2005 Population	2004-09 Pop Growth	2005-10 Pop Growth	6/05 Market Deposits ($Thousands)	6/05 TRMK Deposits ($Thousands)	Deposit Market Share	TRMK Banking Centers
Hinds	250,483	-0.7%	0.2%	4,395,739	1,847,093	42.0%	22
Madison	84,794	8.5%	14.2%	1,227,150	329,519	26.9%	8
Rankin	129,402	8.6%	11.9%	1,374,506	438,349	31.9%	10
Total	464,679	3.5%	6.0%	6,997,395	2,614,961	37.4%	40
Source: SNL Financial, ESRI
Strategic Focus
Jackson, MS

KBW Regional Bank Conference
March 2, 2006

➢
MSA Demographics
•
Population – 1.3 million with 7% growth from 2005-10
•
Median HHI – $45,866 with 16% growth from 2005-10
•
Deposits – $27 billion
➢
Trustmark has 22 banking centers, $475 million in loans, $685 million in deposits and 2.3% deposit market share
➢
Strategic Focus
•
Enhancing commercial banking utilizing 24 Relationship Managers
•
Integrating Wealth Management
•
3 new banking centers to open in 2006
Strategic Focus
Memphis, TN

KBW Regional Bank Conference
March 2, 2006

➢
Demographics
•
Population– 401 thousand
12.4% growth from 2005-10
•
Median HHI – $44,267
14.3% growth from 2005-10
•
Deposits – $7.0 billion
➢
Trustmark has 8 banking centers,
$601 million in loans, $379 million in
deposits and 4.3% deposit market
share
➢
Strategic Focus
•
  Continuing commercial loan growth through 16 Commercial Relationship Managers
•
  Cross-selling Fisher-Brown’s 4,000 commercial insurance customers
•
  Expanding Wealth Management
•
  Building Florida Headquarters in Destin to open in 2008;  3 prime sites for future expansion
Strategic Focus
Florida’s Panhandle

KBW Regional Bank Conference
March 2, 2006

➢
Strategic Focus
•
Growing middle market commercial lending with 15 Relationship Managers
•
Branding
•
Implementing Mortgage Banking
•
Expanding Wealth Management
•
6 new banking centers in high growth areas (West & Northwest Houston) to open in 2006 and
2007
➢
MSA Demographics
•
  Population – 5.4 million
  15% growth from 2005-10
•
  Median HHI – $54,000
  19% growth from 2005-10
•
  Deposits – $99.4 billion
➢
Trustmark has 6 banking
centers, $166 million in loans,
$150 million in deposits
Strategic Focus
Houston, TX

KBW Regional Bank Conference
March 2, 2006

Wealth
Mgmt 6%
$26
Commercial
10%
$43
Insurance
8%
$33
Mortgage
6%
$26
Consumer
Non-Branch
9%
$38
Consumer Branch
56%
$234
Treasury & Other
5%
$20
Total 2005 Revenue = $420
2005 Revenue Composition
($ in Millions)

KBW Regional Bank Conference
March 2, 2006

➢
Outstanding Investment Results
•
All equity funds of the Performance Funds family
outperformed nationally recognized style benchmarks for one
year period ending December 31, 2005
➢
Assets under management and administration of $6.6 billion
with additional $1.4 billion in brokerage assets
➢
Enhanced capabilities through Financial Planning and Risk
Management services
➢
Expansion in Florida’s Emerald Coast, Houston, and Memphis
Wealth Management

KBW Regional Bank Conference
March 2, 2006

➢
Ranked 33rd largest bank-owned insurance agency
based on revenue
➢
39 producers
➢
The Bottrell Agency
➢
Fisher-Brown, Inc.
Insurance Services

KBW Regional Bank Conference
March 2, 2006

Mortgage Services
➢
Mortgage loan production totaled $1.3 billion in 2005
➢
Provided home financing for 9,250 customers in 2005
➢
Managing mortgage servicing assets through sales and hedging
➢
Excellent opportunity to cross-serve customers with additional banking, insurance and wealth management services
➢
Aided over 4,500 mortgage customers affected by Hurricane
Katrina with their insurance and claims processing with 2
temporary offices

Trustmark

Banking and Financial Solutions

People you trust. Advice that works.

KBW Regional Bank Conference
March 2, 2006

KBW Regional Bank Conference
March 2, 2006

	YTD 12/31/2005 ($ thousands)	YTD 12/31/2005 Basic EPS
Net Income as reported – GAAP	$102,951	$1.819
Adjustments (net of tax):
Add charges related to Hurricane Katrina
Provision for loan losses	6,054	0.107
Mortgage related charges	2,047	0.036
Non-interest income – lost revenues	1,649	0.029
Non-interest expenses – additional expenses	333	0.006
	10,083	0.178
Net Income adjusted for specific items (Non-GAAP)	$113,034	$1.997
Management is presenting in the following table adjustments to net income as reported in accordance with generally accepted accounting principles for significant items resulting from Hurricane Katrina. Management believes this information will assist users in comparing Trustmark’s current results to prior periods.
Non-GAAP Financial Information

KBW Regional Bank Conference
March 2, 2006

Trustmark Corporation’s common stock is listed on the
NASDAQ National Market System and is traded under the
symbol TRMK.
Additional information is available at www.trustmark.com.
Investor Inquiries:

Zach L. Wasson                               Joseph Rein
Executive Vice President and                     First Vice President
Chief Financial Officer                                     601-208-6898
601-208-6816                                                      jrein@trustmark.com
zwasson@trustmark.com

Contact information